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Exhibit 99.4

                               CONTINUING GUARANTY

            THIS CONTINUING GUARANTY (the "Guaranty") is made and dated as of the 10th day of April, 2001, by AVRE, INC., a Nevada corporation, BINARY ASSOCIATES, INC., a Colorado corporation, AMERICAN PLASMA, INC., a Texas corporation, BHM LABS, INC., an Arkansas corporation, SERACARE ACQUISITIONS, INC., a Nevada corporation, SERACARE LIFE SCIENCES, INC., a Delaware corporation, SERACARE TECHNOLOGY, INC., a Nevada corporation, and THE WESTERN STATES GROUP, INC., a California corporation (collectively, the "Guarantors" and each a "Guarantor") for the benefit of SANWA BANK CALIFORNIA, as administrative agent (in such capacity, the "Agent") for the Collateral Agent, the Issuing Bank and the Lenders under the Credit Agreement referred to below.

                                    RECITALS

            A. Pursuant to that certain Credit Agreement dated as of April __, 2001 (as the same may be amended, extended or replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) by and among SeraCare Inc., a Delaware corporation (the "Company"), the Agent, the Collateral Agent, the Issuing Bank and the Lenders from time to time party thereto, the Lenders and the Issuing Bank have agreed to extend credit to the Company on the terms and subject to the conditions set forth in the Credit Agreement.

            B. Pursuant to the Credit Agreement and as a condition precedent to the obligation of the Lenders to extend credit thereunder, each Guarantor is required to execute and deliver this Guaranty to the Agent for the benefit of the Collateral Agent, the Issuing Bank and the Lenders (collectively, the "Secured Parties") .

            NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

                                    AGREEMENT

            1. Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations (as defined in the Credit Agreement), whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable; provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates

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to such Guarantor, voidable under applicable law relating to fraudulent obligations, fraudulent conveyance, or fraudulent transfer, and not for any greater amount. This is a continuing guaranty relating to any and all Obligations including those arising under successive transactions which shall either continue the Obligations or from time to time renew the same after such have been satisfied.

            2. This Guaranty shall be enforceable against each Guarantor whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or any Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or any Guarantor, and unconditionally promises to pay such Obligations to the Agent for the benefit of the Secured Parties, or order, on demand, in lawful money of the United States.

            3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by any Guarantor or by any other party, and the liability of each Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of any Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution, termination or increase, decrease or change in personnel of any Guarantor, or
(f) any payment made to the Secured Parties or the Agent on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of such Guarantor's obligations hereunder by reason of any such proceeding.

            4. (a) The obligations of each Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against the Company and whether or not the Company be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to each Guarantor.

                  (b) All payments made by any Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes") to the same extent as required of the Company in connection with the payment of such obligations pursuant to Section 2(f) of the Credit Agreement. Each Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish each Lender with copies of any tax receipts or such other evidence of payment as the Secured Parties or the Agent may require. Each Guarantor shall not be liable for such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political

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subdivision thereof) under the laws of which such Lender is organized or maintains a lending office.

            5. Each Guarantor authorizes the Secured Parties and the Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Secured Parties and the Agent in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Secured Parties and the Agent may without notice to or the further consent of the Company or any Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations to the extent permitted under the Credit Agreement.

            6. It is not necessary for the Secured Parties or the Agent to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            7. Each Guarantor waives any right to require the Secured Parties or the Agent to: (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in the Secured Parties' power whatsoever. Each Guarantor waives any personal defense based on or arising out of any personal defense of the Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Obligations. The Secured Parties and the Agent may, at their election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Secured Parties and the Agent may have against the Company, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid. Each Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any security. So long as the Obligations have not been indefeasibly paid in full, each Guarantor hereby waives any claim or other rights which such Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of such Guarantor's obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Secured Parties or the Agent have against the Company or any collateral which the Secured Parties and the Agent now have or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any

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payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to such Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to such Guarantor any payment made by the Company to the Secured Parties or the Agent is at any time determined to be a preferential payment, then such amount paid to such Guarantor shall be deemed to be held in trust for the benefit of the Secured Parties or the Agent and shall forthwith be paid to the Secured Parties or the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Secured Parties or the Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, each Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or such Guarantor to the Secured Parties or the Agent may be determined to be a preferential payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Secured Parties' or the Agent's right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor's Conditional Rights during such period. Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Secured Parties nor the Agent shall have any duty to advise such Guarantor of information known to any of them regarding such circumstances or risks. The Agent hereby agrees to use reasonable efforts to give a copy to each Guarantor of any formal written notice to the Company of the occurrence of an Event of Default under the Credit Agreement; provided, however, that the failure of the Agent to provide any such notice shall not in any manner or to any extent affect the obligations of any Guarantor hereunder.

            8. In addition to the Obligations, each Guarantor agrees to pay reasonable attorneys' fees (including the allocated costs of internal counsel) and all other costs and expenses incurred by the Secured Parties and the Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of each Guarantor hereunder are binding upon such Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Secured Parties and the Agent and their successors, transferees, and assigns.

            9. Each Guarantor hereby represents and warrants to the Agent and the Secured Parties as follows:

                  (a) Such Guarantor: (1) is duly organized, validly existing and in good standing as a corporation or limited liability company under the laws of the State of its incorporation or formation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to

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qualify would have a material adverse effect on such Guarantor or its property and/or business or on the ability of such Guarantor to pay or perform the Obligations, (2) has the corporate or other power and authority and the legal right to own and operate its property and to conduct business in all material respects n the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of such Guarantor or such Guarantor and its consolidated Subsidiaries taken as a whole.

                  (b) Such Guarantor has the corporate or other power and authority and the legal right to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered on behalf of such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  (c) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligation of such Guarantor or create or result in the creation of any Lien on any assets of such Guarantor other than in favor of the Collateral Agent.

                  (d) No consent, approval, authorization of, or registration, declaration or filing with any Person is required on the part of such Guarantor in connection with the execution and delivery of this Guaranty or the performance of or compliance with the terms, provisions and conditions hereof.

            10. No right or power of the Secured Parties or the Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Secured Parties and the Agent.

            11. Each Guarantor agrees to execute any and all further documents, instruments and agreements as the Agent from time to time reasonably requests to evidence such Guarantor's obligations hereunder.

            12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of California.

            13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

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            14. Neither this Guaranty nor any provision hereof may be amended, modified, waived, discharged, or terminated except by an instrument in writing duly signed by or on behalf of the Secured Parties.

            15. The rights, powers and remedies of the Secured Parties or the Agent hereunder are cumulative and not exclusive of any other right, power, or remedy which Lender or the Agent would otherwise have.

            16. All notices, requests, demands, directions, and other communications provided for hereunder must be in writing and must be personally delivered, sent by overnight courier or mailed to each Guarantor at the address set forth on the signature page of this Guaranty or at any other address as may be designated by such Guarantor in a written notice sent to the Agent in accordance with the Credit Agreement. Any notice, request, demand, direction, or other communication given by mail will be deemed effective on the third calendar day after deposited in the United States mails with first class postage prepaid, on the next business day after deposited with a reputable overnight courier, or when delivered if given by personal delivery.

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      EXECUTED as of the day and year first above written.

                                             AVRE, INC., a Nevada corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             BINARY ASSOCIATES, INC., a Colorado
                                             corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             AMERICAN PLASMA, INC., a Texas
                                             corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             BHM LABS, INC., an Arkansas
                                             corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

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                                             SERACARE ACQUISITIONS, INC., a
                                             Nevada corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             THE WESTERN STATES GROUP, INC., a
                                             California corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             SERACARE TECHNOLOGY, INC., a Nevada
                                             corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             SERACARE LIFE SCIENCES, INC., a
                                             Delaware corporation

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________